                           EXCHANGE AND PURCHASE AGREEMENT


                  This Exchange and Purchase Agreement ("Agreement") is entered into this _____ day of April, 1996 by and between Virtual Open Network Environment Corporation ("V-ONE"), a Delaware Corporation and _________________________________________ ("Investor").

                                       Recitals

                  WHEREAS, V-ONE borrowed $2.5 million in the aggregate through the sale of interest-bearing, unsecured Promissory Notes ("Notes") to fourteen investors ("Investors") in December 1995 and January 1996 ("Offering"), and

                  WHEREAS, pursuant to a Purchase Agreement between Investor and V-ONE dated ___________________ ("Purchase Agreement"), Investor purchased an interest-bearing, unsecured Promissory Note from V-ONE in the amount of _____________, payable in full by V-ONE on June 30, 1996 ("Note"), as part of the Offering, and

                  WHEREAS, V-ONE proposes to repay the full amount of the Notes and accrued interest thereon by transferring to Investors whole shares of V-ONE Series A Convertible Preferred Stock ("Preferred Stock"), valued at a price of $3.00 per share, in exchange for the Notes, and paying cash to Investors in an amount equal to the value of any fractional shares of Preferred Stock to be transferred to Investors in exchange for the Note and accrued interest thereon, and

                  WHEREAS, V-ONE proposes to offer to those Investors who exchange their Notes for shares of Preferred Stock, an additional 333,333 shares of Preferred Stock, at a price of $3.00 per share, based upon Investors' pro-rata interest in the Offering, and

                  WHEREAS, Investor desires to receive shares of Preferred Stock in exchange for the Note, in repayment of the full amount of the Note and the accrued interest thereon, and to receive cash in lieu of any fractional shares or Preferred Stock, and

                  WHEREAS, Investor desires to subscribe for the number of shares of Preferred Stock set forth on lines three and four of the signature page of this Agreement;

                  NOW, THEREFORE, in consideration of the promises set forth herein, the parties hereby covenant and agree as follows:


                                      SECTION 1

                         Exchange and Sale of Preferred Stock
                         ------------------------------------

           1.1. Investor agrees to deliver the Note to V-ONE and to accept in full payment of the Note and accrued interest thereon calculated up to and including the closing date hereunder a) the number of shares of Preferred

     Stock set forth on the signature page of this Agreement, and, if applicable, b) the amount in cash set forth on line two of the signature page of this Agreement, which shall be the amount to be received by Investor in lieu of any fractional shares of Preferred Stock.

           1.2. Contingent upon Investor's exchange of the Note for shares of Preferred Stock, Investor subscribes for the number of shares of Preferred Stock set forth on the signature page of this Agreement, on the terms and conditions described herein. The number of shares of Preferred Stock initially allocated to Investor or to be made available to Investor in the event that all Investors do not purchase their full allocation of shares, shall be in the same proportion as the Investor's Note bears to the $2.5 million of Notes in the Offering. Investor is entitled to an amount of any such additional shares at least equal to his pro-rata portion, but may subscribe for any amount ranging from "none" to "all available." Investor must indicate such amount on line four of the signature page. Investor will not be apportioned a greater number of shares of Preferred Stock than subscribed for on lines three and four of the signature page of this Agreement and for which payment is timely received by V-ONE.

                                      SECTION 2

                               Closing Dates; Delivery
                               -----------------------

           2.1. The exchange and purchase and sale of the Preferred Stock shall take place at a closing ("Closing") to be held at the offices of V-ONE on April ___, 1996, or on such other date as mutually agreed upon by V-ONE and Investor.

           2.2. Not less than two (2) days prior to Closing, Investor will deliver to V-ONE an executed copy of this Agreement, accompanied by the Note and, if applicable, a check payable to V-ONE for the number of shares of Preferred Stock (indicated on line three of the signature page), at a price of $3.00 per share, equal to Investor's pro-rata interest in the Offering.

           2.3. Immediately prior to the Closing, V-ONE will apportion any shares of Preferred Stock that are not initially allocated among those Investors who have subscribed for additional shares on the signature page of this Agreement and notify such Investors of the number of additional shares of Preferred Stock to be allocated to them. Investor must deliver payment for the additional shares to V-ONE at the Closing.

           2.4.   At the Closing, V-ONE will:

                  (a)   accept delivery of Investor's Note;

                  (b) deliver to Investor a certificate in Investor's name representing the shares of Preferred Stock issued in payment of the principal amount of the Note and interest thereon calculated up to and including the date of Closing;

                  (c) deliver to Investor its check payable to Investor equal to the value of any fractional shares of Preferred Stock to be transferred to Investor in exchange for the Note and accrued interest thereon;
                  (d) accept Investor's subscription for the number of shares of Preferred Stock initially allocated to Investor and for which payment was received by V-ONE; and

                  (e) accept payment for any additional shares allocated to Investor by V-ONE.

           2.5. Not more than five (5) days after the Closing, V-ONE will deliver to Investor a certificate in Investor's name representing the additional shares of Preferred Stock allocated to Investor.

                                      SECTION 3

                    Representations, Warranties, and Covenants of
                                  V-ONE and Investor
                    ----------------------------------------------

           3.1.   V-ONE Represents, Warrants and Covenants:
                  -----------------------------------------

                  3.1.1. V-ONE is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. V-ONE has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. V-ONE is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on V-ONE's business as now conducted or as now proposed to be conducted.

                  3.1.2.   The  authorized capital  stock of  V-ONE  consists of
     50,000,000 shares of Common Stock, of which 11,926,641 are issued and outstanding, and 20,000,000 shares of Preferred Stock. 1,183,402 shares of Preferred Stock have been designated "Series A Convertible Preferred Stock," none of which are issued and outstanding prior to the date of the Closing. The outstanding shares have been duly authorized and validly issued in compliance with applicable securities laws, and are fully paid and nonassessable. V-ONE has reserved all 1,183,402 shares of Series A Convertible Preferred Stock for issuance hereunder. The Common and Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Certificate.

                  3.1.3. All corporate action on the part of V-ONE, its directors and stockholders necessary for the authorization, execution and delivery of this Agreement by V-ONE, the authorization, sale, issuance and delivery of the Preferred Stock and the performance of V-ONE's obligations under this Agreement has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered by V-ONE, shall constitute valid and binding obligations of V-ONE, enforceable in accordance with its terms. The shares of Preferred Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, will be fully paid and nonassessable, and will have the rights, preferences and privileges described in the Certificate, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon Investor; provided, however, that shares of Preferred Stock are subject to restrictions on transfer under state and/or federal securities laws as set forth herein. The shares of Preferred Stock are not subject to any preemptive rights or rights of first refusal.

                  3.1.4. V-ONE makes no representation or warranty as to the minimum amount of any subscription or capital investment it may require and reserves the right to treat the shares of Preferred Stock as finally sold and to retain the purchase price for the Preferred Stock provided herein without regard to the amount of subscriptions.

           3.2.   Investor Represents, Warrants and Covenants:
                  --------------------------------------------

                  3.2.1. Investor represents that no events have occurred since the date of the Purchase Agreement that have altered Investor's representation that he or she was an accredited investor at that time, and Investor is, and remains, an accredited investor, as defined in the federal securities laws.

                  3.2.2.    Investor  acknowledges  that  he  or  she  has  been
     provided with and has carefully read a copy of the V-ONE Corporation Business Plan dated March 1996, V-ONE's 1995 Annual Report, balance sheets of V-ONE as of December 31, 1994 and 1995 and the related statements of operations, stockholders' equity and cash flows for the period from February 16, 1993 (date of inception) to December 31, 1993 and for the years ended December 31, 1994 and 1995, and unaudited balance sheets for January and February of 1996 ("Financial Statements"), and a copy the Certificate of Designation, Preferences, and Rights of Series A Convertible Preferred Stock of V-ONE.

                  3.2.3. Investor represents and affirms that he or she has prior investment experience, including investments in unregistered securities, recognizes the highly speculative nature of this investment and is able to bear the economic risk of such an investment.
                  3.2.4. The shares of Preferred Stock are being purchased for Investor's own account, for investment purposes only, and not with a view to the sale and distribution thereof, in whole or in part.

                  3.2.5.   Investor acknowledges that shares  of Preferred Stock
     must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Investor is aware of the provisions of Rule 144 promulgated under the Securities Act (as defined below) which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about V-ONE, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

                  3.2.6. Investor has either: (a) employed the services of an investment adviser, attorney or accountant who has read the Business Plan and who is qualified by training and experience in business and financial matters to evaluate the merits and risks of purchasing the Notes; or (b) had the opportunity to seek the advice of such an investment adviser, attorney, or accountant with respect to this matter and has willingly and consciously chosen not to seek such advice.

                  3.2.7. Investor and his or her investment adviser, attorney and accountant, if any, have been furnished, during the course of this transaction, with all the information regarding V-ONE which any of them has requested or desired; all documents which could be reasonably provided have been made available for inspection and review by Investor or his or her advisers.

                  3.2.8. Investor acknowledges that V-ONE is relying upon Investor's representations as to Investor's accredited investor status and Investor's ability to read and understand information supplied herein, in determining Investor's suitability as an investor and in making the decision to enter in this Agreement with Investor. Accordingly, Investor represents and covenants that the information supplied herein is complete, does not omit any material item, and is true, accurate and correct in all respects.

                                      SECTION 4

                    Restrictions on Transferability of Securities;
                 Compliance with Securities Act; Registration Rights
                 ---------------------------------------------------

           4.1. The Preferred Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 4. Investor will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 4.

           4.2. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION"   shall  mean   the   Securities   and   Exchange
     Commission or any other federal agency at the time administering the Securities Act.

                  "REGISTRATION SHARES" shall mean shares of Preferred Stock and any shares issued in respect of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event of V-ONE.

                  "RESTRICTED SECURITIES" shall mean the securities of V-ONE required to bear the legend in Section 4.3.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


           4.3. The certificates representing Preferred Stock and any other securities issued in respect of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under any other agreement between Investor and V-ONE or under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND ARE NOT THE SUBJECT OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

           Investor consents to V-ONE making a notation on its records and giving instructions to any transfer agent of the Preferred Stock in order to implement the restrictions on transfer established in this Section 4.

           4.4. The holder of Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Restricted Securities by Investor to any of its partners, or retired partners or to the estate of any of its partners or retired partners, or (iii) in transactions in compliance with Rule 144), and unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to V-ONE of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to V-ONE addressed to V-ONE, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to V-ONE. Any certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 4.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and V-ONE such legend is not required in order to establish compliance with any provision of the Securities Act.

           4.5.   Registration Right.
                  ------------------

           (a)    Demand Registration Right on Two Occasions
                  ------------------------------------------

                  (i) Pursuant to this Section 4.5, V-ONE will provide Investors as a group and not individually, subject to underwriter approval, with a right to register Registration Shares in underwritten offerings on two occasions. Investor may exercise this right at any time commencing the date of Closing and ceasing on the second anniversary thereof, unless the holding period under Rule 144 shall be shorter, by giving notice to V-ONE that Investor desires to have the Registration Shares registered for sale under the Securities Act. Upon receipt of such notice, on two and only two occasion, V-ONE promptly will file a registration statement with the Commission so that the Registration Shares may be publicly sold as promptly as practical thereafter and V-ONE will use its best efforts to cause such registration statement to be declared effective by the Commission promptly.

                  (ii) Within ten days after receiving any such notice, V-ONE shall give notice to all other Investors advising that V-ONE is proceeding with such registration statement and offering to include shares of the other Investors provided that they notify V-ONE within ten days of receipt of such notice that they desire to have their shares included in such registration rights.

                  (iii) If Form S-3 (or its successor) is available for the offering of the Registration Shares, then V-ONE will, promptly after receipt of such notice from Investor, file a registration statement on Form S-3 under the same procedures set forth above and shall use its best efforts to cause such registration statement to be declared effective by the Commission and to remain effective for a period of one year.

                  (iv) In connection with such underwriting, V-ONE shall execute an appropriate underwriting agreement in customary form and supply prospectuses to the Investors and shall use its best efforts to register and qualify the Registration Shares for sale in such states as the Investors shall reasonably request ("States"). The two-time registration right provided for in this Section 4.5 shall not be deemed to be satisfied if V-ONE (alone and not in conjunction with a determination by the managing underwriter) unilaterally determines not to include any portion of the Registration Shares in a registration statement filed pursuant to this Section.

                  (v) V-ONE shall bear all expenses relating to the filing of a registration statement relating to the Registration Shares and the States, except for underwriting discounts or commissions and shall have the right to approve any underwriter, investment broker or adviser retained by an Investor to effect a distribution of the Registration
     Shares, which approval shall not be unreasonably withheld. Notwithstanding anything to the contrary set forth herein, V-ONE may postpone the filing of the registration statement for a period not to exceed ninety days if the postponement will avoid the necessity of preparing audited financial statements as of a date other than the end of a fiscal year or the Chief Executive Officer of V-ONE determines in good faith that the postponement is necessary to avoid serious jeopardy to V-ONE, any significant business prospect of V-ONE or the security holders of V-ONE considered as a group.

           (b)    Piggyback Registration Rights.
                  ------------------------------

                  (i) If V-ONE determines that it will file a registration statement, at any time after the date of Closing, for any public offering of shares of Preferred Stock, either for its own account or the account of any security holder, V-ONE shall give written notice to all Investors, at least (30) days in advance of filing such registration statement, that such filing is expected to be made. Upon the written request of any of the Investors received by V-ONE at least fifteen (15) days in advance of the filing, and subject to the limitations set forth in this Section 4.5(b), V-ONE shall include in such registration statement Registration Shares for the purpose of registering such Registration Shares for sale by or for the account of such Investors.

                  (ii) V-ONE shall have exclusive control over the filing, amending, withdrawal and other actions regarding such registration statement. V-ONE shall have no obligation to give notice to any Investors with respect to the filing of, or to include any shares for any Investors in, any registration statement on Form S-4 or Form S-8 (or successor forms thereto) or on any other form that does not include substantially the same information or is not in substantially the same format as would be required for a registration statement for a sale of shares by Investors.

                                      SECTION 5

                                    Miscellaneous
                                    -------------

           5.1.   Notwithstanding  the   place  where  this   Agreement  may  be
     executed by Investor, all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of Delaware.

           5.2. This Agreement constitutes the entire agreement of Investor and V-ONE with respect to the subject matter hereof and may be amended only by a writing executed by Investor and V-ONE. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective heirs and legal representatives.

           5.3. Neither this Agreement nor any term or provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any modification, change, discharge or termination is sought to be enforced.

           5.4. This Agreement and the rights provided for herein may not be transferred or assigned by Investor. Any attempted assignment of this Agreement shall be null and void. All rights and obligations of Investor shall survive Investor's death, permanent incapacitation, bankruptcy, insolvency or dissolution.

                                   *      *      *

           Please review the following Notices concerning state securities laws.

                             NOTICE TO NEW YORK RESIDENTS
                             ----------------------------

     THE ATTORNEY  GENERAL  OF  THE STATE  OF  NEW YORK  HAS  NOT PASSED  ON  OR
     ENDORSED THE MERITS OF THIS OFFERING.   ANY REPRESENTATION TO THE  CONTRARY
     IS UNLAWFUL.

                             NOTICE TO FLORIDA RESIDENTS
                             ---------------------------

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. EACH FLORIDA RESIDENT HAS THE RIGHT, PURSUANT TO FLORIDA STATUTES
     SECTION 517.061, TO VOID A PURCHASE OF THESE SECURITIES WITHIN THREE(3) DAYS AFTER THE TENDER OF A SUBSCRIPTION AND THE CONSIDERATION THEREFOR.

                              NOTICE TO TEXAS RESIDENTS
                              -------------------------

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE TEXAS SECURITIES ACT, TEXAS STATUTES, ARTICLE 581 AND ARE OFFERED AND SOLD PURSUANT TO AN EXEMPTION THEREFROM. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE TEXAS SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH ACT.

                            NOTICE TO NEW JERSEY RESIDENTS
                           ------------------------------

     THESE SECURITIES  ARE  OFFERED  PURSUANT  TO  A  CLAIM  OF  EXEMPTION  FROM
     REGISTRATION UNDER SECTION 49:3-50(b)(9) OF THE NEW JERSEY UNIFORM SECURITIES LAWS AND HAVE NOT BEEN REGISTERED UNDER THE NEW JERSEY UNIFORM SECURITIES LAW. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE NEW JERSEY UNIFORM SECURITIES LAW OR

     PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAW OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH LAW.

                           NOTICE TO CONNECTICUT RESIDENTS
                           -------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                           NOTICE TO PENNSYLVANIA RESIDENTS
                           --------------------------------

     THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION FROM REGISTRATION UNDER SECTION 203(D) OF THE PENNSYLVANIA SECURITIES ACT AND HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED FOR TWELVE MONTHS AFTER THE DATE OF PURCHASE, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SECTION 204.011 OF THE PENNSYLVANIA SECURITIES ACT OR PURSUANT TO AN EFFECTIVE
     REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH ACT.

     WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY V-ONE OF YOUR WRITTEN, BINDING PURCHASE AGREEMENT, YOU MAY ELECT TO WITHDRAW FROM YOUR PURCHASE AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID BY YOU. YOUR WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO THE CORPORATION INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SENT IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF YOU MAKE THIS REQUEST ORALLY, YOU SHOULD ASK FOR AND OBTAIN WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED.

                          NOTICE TO SOUTH CAROLINA RESIDENTS
                          ----------------------------------

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAW, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the __ day of ______, 1996.


                  NUMBER OF SHARES IN
                  EXCHANGE FOR NOTE AND
                  ACCRUED INTEREST

     Line 1.      _____________________


                  CASH PAYMENT IN LIEU OF
                  FRACTIONAL SHARES

     Line 2.      $ ____________________


                  PRO-RATA MINIMUM NUMBER
                  OF SHARES AVAILABLE TO
                  INVESTOR

     Line 3.      _____________________


                  MAXIMUM NUMBER OF ADDITIONAL
                  SHARES WILLING TO SUBSCRIBE
                  FOR AT $3.00 PER SHARE

     Line 4.      _____________________


                              VIRTUAL OPEN NETWORK ENVIRONMENT CORPORATION


                              by _________________________________________
                                 James F. Chen, President

                              ____________________________________________
                              Investor (Signature)

                              ____________________________________________
                              Investor (Printed Name)

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